                                                                    EXHIBIT 10.8

                            FIRST AMENDMENT TO LEASE

                                LIGHTFIRST, INC.
                     Suite 700, The Park at Northwest Point
                           Elk Grove Village, Illinois

         THIS FIRST AMENDMENT TO LEASE (the "FIRST AMENDMENT") is made as of this 19th day of May 2003, by and between BB&K/NORTHWEST POINT, LLC a Delaware limited liability company ("LANDLORD") and LIGHTFIRST, INC. a Delaware corporation, ("TENANT").

                                    RECITALS

         A. Landlord and Concert USA, a Delaware general partnership ("CONCERT") entered into an Office Lease dated as of August 1, 2000 (the "LEASE") for certain premises containing 8,947 rentable square feet known as Suite 700 (the "PREMISES") located in the building commonly known as The Park at Northwest Point, 25 Northwest Point, Elk Grove, Illinois 60007 (the "BUILDING");

         B. AT&T, Corp., a Delaware corporation ("AT&T") succeeded to Concert's interest as the tenant under the Lease;

         C. AT&T assigned its interest as the tenant under the Lease to Lightfirst, Inc. pursuant to a General Release and Novation Agreement dated as of May 19, 2003, (the "ASSIGNMENT"), a copy of which is attached as Exhibit A,

         D. The current Lease Term will expire on July 31, 2003;

         E. Tenant desires to extend the Term of the Lease on a month to month basis with the option to extend the Lease through July 31, 2006, and Landlord agrees to extend the Term of the Lease, all in accordance with the terms and conditions of this First Amendment;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. RECITALS AND DEFINED TERMS. The recitals set forth above are hereby incorporated into and made a material part of this First Amendment. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Lease. As of the date hereof, the term "Lease" shall mean the Lease, as modified by this First Amendment.

2. CONDITIONS PRECEDENT. Except as may be waived in writing by Landlord in its sole discretion, this First Amendment shall be effective only at such time as Borrower has satisfied the following terms and conditions, in a manner, form and content acceptable to Landlord on or before May 19, 2003, and is in full compliance with the terms, covenants and conditions of this First Amendment and the Lease as modified by this First Amendment:

     a)  Tenant shall execute and deliver to Landlord this First Amendment.

     b) Tenant shall cause to be executed and delivered to Landlord the Lease Guaranty of Martin Gilmore attached hereto as Exhibit B.

     c) Tenant shall pay to Landlord in advance via wire transfer or cashier's check the cumulative amount of $56,048.16, which consists of (i) Monthly Base Rent for the months of June 2003 in the amount of $12,655.83, July 2003 in the amount of $12,655.83 and August 2003 in the amount of $13,420.50 plus (ii) Rent Adjustment Deposits for the months of June 2003 in the amount of $8,658.00 and July 2003 in the amount of $8,658.00.



Lightfirst, Inc.                                                       Suite 700
25 Northwest Point
1st Amendment - 05-19-03

     d) Tenant shall pay to Landlord via wire transfer or cashier's check the amount of $17,894.00, as a replacement for the Security Deposit initially deposited by Concert and subsequently refunded to AT&T.

3. ASSUMPTION. Tenant hereby covenants, promises and agrees (a) to pay the Rent at the times, in the manner and in all respects as provided in the Lease, (b) to perform each and all of the covenants, agreements and obligations in said Lease to be performed by Tenant therein, at the time, in the manner and in all respects as therein provided, and (c) to be bound by each and all of the tenants and provisions of said Lease as though said Lease had originally been made, executed and delivered by Tenant to Landlord.

4. RELEASE. Tenant accepts the Premises in their "AS-IS" condition and acknowledges that Landlord is not in default under the Lease and releases Landlord, its affiliates, agents and assigns from any and all claims, demands, causes of action, losses, costs, expenses, fines, and penalties, whatsoever whether known or unknown, liquidated or unliquidated which Tenant has suffered as of the date of this First Amendment which arise out of, relate to, or are based upon the Lease or Tenant's use and occupancy of the Premises or the Property.

5. TERM OF LEASE. Provided Tenant is not then in default, the Term of the Lease shall be extended on a month-to-month basis (the "EXTENDED TERM"), subject to the termination rights of Landlord or Tenant provided for in the Lease and this First Amendment. Landlord or Tenant shall have the right to terminate this Lease during the Extended Term as of the last day of any calendar month upon giving ten (10) days prior written notice to the other. Landlord and Tenant's rights pursuant to this Section 4 shall not apply to the Renewal Term as defined below.

6. RENEWAL EVENT. This Paragraph shall supersede the renewal option contained in Paragraph 2.03 of the Lease. Provided that the Lease has not been terminated pursuant to Section 5 of this First Amendment and that no default or a condition which, with the giving of notice, passage of time, or both, would become, in Landlord's sole discretion, a material default is existing under this Lease at the time the Renewal Event (as hereinafter defined) occurs, the Term of the Lease shall on the date of the Renewal Event be extended through 5 pm on July 31, 2006 (the "RENEWAL TERM").

     a) Tenant is currently in the process of raising an anticipated $20,000,000 in equity capital for continued business operations (the "EQUITY RAISE"). Tenant anticipates that the Equity Raise will occur on or before September 30, 2003. For purposes of this First Amendment the Renewal Event shall be that date on which Tenant completes the Equity Raise of $20,000,000 or such lesser amount as is acceptable to Landlord in its sole and absolute discretion.

     b) The Renewal Event shall occur, if at all, on or before September 30, 2003 and shall be evidenced by the certified financial statement of an independent certified public accountant, which statement and accountant shall be acceptable to Landlord in Landlord's sole and absolute discretion. Unless waived by Landlord in writing, Tenant's failure to provide an acceptable certified financial statement on or before October 15, 2003 shall conclusively nullify any extension of the Lease Term pursuant to this Section 6 of the First Amendment.

7.   BASE RENT. The Monthly Base Rent schedule payable for the Premises under
     Article 3 of the Lease during either the Extended Term or Renewal Term shall be as follows:

     SUITE 700

        Time Period                    Monthly Base Rent
        -----------                    -----------------
     8/1/03 - 7/31/04                    $ 13,420.50
     8/1/04 - 7/31/05                    $ 16,402.83
     8/1/05 - 7/31/06                    $ 17,894.00

Lightfirst, Inc.                                                       Suite 700
25 Northwest Point
1st Amendment - 05-19-03

All references in the Lease to Monthly Base Rent for or during the Extended Term or Renewal Term shall be deemed to be a reference to the Monthly Base Rent set forth in the table above. All items of Additional Rent shall continue to be payable by Tenant in accordance with the terms and provisions of the Lease for the Term of the Lease as extended hereby, except that Tenant's Share Operating Expenses shall be limited to the amount by which the Operating Expenses for the Adjustment Year exceed Operating Expenses for the calendar year 2003 calculated on an accrual basis, and (ii) the Tenant's share of Taxes shall be limited to the amount by which Taxes for the Adjustment Year exceed Taxes paid in the calendar year 2003.

7. No Brokers. Tenant represents to Landlord that except for Insignia/ESG Tenant has not dealt with any broker or agent in connection with the negotiation or execution of this First Amendment. Tenant shall indemnify the Landlord against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent as a result of a breach of the foregoing representation by Tenant.

8. Direction for Payments. All payments due from Tenant shall be made to Landlord's managing agent, as follows:

                          BB&K/NORTHWEST POINT LLC by ACG Management Company, Its Agent
                          135 S. LaSalle Street, Dept. 6547
                          Chicago, Illinois 60674-6547

9.       Notices.

         a) Notices to Landlord: Until further notice from Landlord all notices and other communications given to Landlord pursuant to the Lease shall be delivered to Landlord at the following addresses:

                          BB&K/NORTHWEST POINT LLC
                          c/o Acg Management Company
                          Attn: Property Manager
                          25 Northwest Point Blvd., Ste. 125
                          Elk Grove Village, IL 60007

                  And

                          BB&K/NORTHWEST POINT, LLC
                          c/o ACG Management Company
                          Attn: Paul J. Muessig
                          70 E. Lake Street, Ste. 600
                          Chicago, IL 60601

                  With a copy to:

                          HEINRICH & KRAMER
                          Attn: James J. Weber
                          70 E. Lake Street, Ste. 630
                          Chicago, IL 60601

         b) Notices to Tenant: Until further notice from Tenant all notices and other communications given to Tenant pursuant to the Lease shall be delivered to Landlord at the following addresses:

                          LIGHTFIRST, INC.
                          Attn: Martin Gilmore
                          25 Northwest Point Blvd., Ste. 700
                          Elk Grove Village, IL 60001



Lightfirst, Inc.                                                       Suite 700
25 Northwest Point
1st Amendment - 05-19-03

10. ENTIRE AGREEMENT. This First Amendment sets forth the entire agreement with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. In the case of any inconsistency between the provisions of this First Amendment and the Lease, the provisions of this First Amendment shall control to the extent necessary to resolve any inconsistency.

11. PARTIAL INVALIDITY. If any provision contained in this First Amendment is rendered invalid or unenforceable by a court of competent jurisdiction it shall not affect the remaining provisions of this First Amendment and the Lease, which shall remain in full force and effect.

12. BINDING. This First Amendment shall not be binding until executed and delivered by both parties.

13. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, any one of which shall be an original, but all which together shall be one and the same instrument.

14. FULL FORCE AND EFFECT. Except as amended by this First Amendment, the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

TENANT:

LIGHTFIRST, INC.
a Delaware Corporation

By: /s/ MARTIN P. GILMORE
   -----------------------------------
Name: Martin P. Gilmore
     ---------------------------------
Its:  President
    ----------------------------------
Date:  May 19, 2003
     ---------------------------------

LANDLORD:

BB&K/NORTHWEST POINT, LLC
a Delaware limited liability company

   By:  BB&K PROPERTIES III, LLC
        a Delaware limited liability company
        its Manager

        By: /s/ DAVID J. BLUM
           -----------------------------------
        Name: David J. Blum
             ---------------------------------
        Its:  VP
            ----------------------------------
        Date:  5-20-03
             ---------------------------------



Lightfirst, Inc.                                                       Suite 700
25 Northwest Point
1st Amendment - 05-19-03

                     GENERAL RELEASE AND NOVATION AGREEMENT

This General Release And Novation Agreement is entered into on May , 2003 between BB&K/Northwest Point, LLC, and Illinois limited liability company, as landlord; AT&T, Corp., a Delaware corporation, as tenant; and Lightfirst, Inc. ("Lightfirst"), a Delaware corporation, as subtenant.

WHEREAS, AT&T Corp. ("AT&T") is the tenant of the property located at 25 Northwest Point, Suite 700, Elk Grove Village, Illinois (the "Property") under a lease executed August 1, 2000 and continuing through July 31, 2003 (the "Prime Lease"); and

WHEREAS, AT&T subleased the Property as sublandlord to Lightfirst as subtenant in a sublease executed July 9, 2002 and continuing through July 15, 2003 (the "Sublease"); and

WHEREAS, AT&T and Lightfirst contemplate entering into an Agreed Order to vacate a judgment in favor of AT&T and against Lightfirst for possession and unpaid rent under the Sublease, and as BB&K/Northwest Point ("Landlord") desires to lease the Property directly to Lightfirst; and

In consideration for the right to lease the Property to another tenant before the expiration of the Prime Lease and to induce AT&T to enter into the Agreed Order vacating the judgment and other good and valuable consideration, it is hereby agreed between AT&T, Landlord, and Lightfirst that:

1. AT&T assigns all its rights and interest in the Prime Lease to Lightfirst with the consent of the Landlord.

2. Lightfirst accepts assignment of the AT&T's rights and interest in the Prime Lease.

3. Landlord acknowledges that AT&T is not in default under the Prime Lease and releases AT&T from any and all claims, demands, causes of action, losses, costs, expenses, fines, and penalties, whatsoever whether known or unknown, liquidated or unliquidated which Landlord now has suffered or may suffer and which arise out of, relate to, or based upon the Prime Lease, At&T's use and occupancy of the Property or At&T's sublease of the Property.

5. Landlord shall return to AT&T the full amount of its security deposit including applicable interest within 14 days. upon return, AT&T shall indemnify and hold Landlord harmless from any claims of Concert USA to the security deposit.

6. This General Release And Novation Agreement may be executed in multiple counterparts and delivered by telecopy to (312)755-5720. Each such counterpart shall be deemed to be an original and all such counterparts shall together constitute the agreement of the parties.

Agreed this 19th day of May 2003




                                                  /s/ MARTIN LUBAWY
                                                  -----------------------------
                                                  Martin Lubawy
                                                  AT&T Corp. Real Estate Asset
                                                  Manager




                                                  /s/ DAVID J. BLUM
                                                  -----------------------------
                                                  David J. Blum
                                                  -----------------------------
                                                  BB&K/Northwest Point LLC
                                                  Its  VP
                                                     --------------------------


                                                  /s/ MARTIN GILMORE
                                                  -----------------------------
                                                  Martin Gilmore
                                                  President of Lightfirst, Inc.

                                  OFFICE LEASE

                                    SUITE 700

                                       AT

                               25 NORTHWEST POINT

                        ELK GROVE VILLAGE, ILLINOIS 60007

                                     BETWEEN

                      BB&K/NORTHWEST POINT, LLC (LANDLORD)

                                       AND

                              CONCERT USA (TENANT)

                              DATED: AUGUST 1, 2000

                               TABLE OF CONTENTS

                                                                             PAGE
ARTICLE - BASIC LEASE PROVISIONS ..........................................    1
   1.01 BASIC LEASE PROVISIONS ............................................    1
   1.02 ENUMERATION OF EXHIBITS ...........................................    2
   1.03 DEFINITIONS .......................................................    2

ARTICLE TWO - PREMISES, TERM AND FAILURE TO GIVE POSSESSION ................   6
   2.01 LEASE OF PREMISES .................................................    6
   2.02 TERM ..............................................................    6
   2.03 RENEWAL OPTION ....................................................    6
   2.04 AREA OF PREMISES ..................................................    7
   2.05 CONDITION OF PREMISES .............................................    7

ARTICLE THREE - RENT ......................................................    7

ARTICLE FOUR - RENT ADJUSTMENTS AND PAYMENTS ..............................    8
   4.01 RENT ADJUSTMENTS ..................................................    8
   4.02 STATEMENT OF LANDLORD .............................................    8
   4.03 BOOKS AND RECORDS .................................................    9
   4.04 PARTIAL OCCUPANCY .................................................    9

ARTICLE FIVE - SECURITY DEPOSIT ...........................................    9

ARTICLE SIX - SERVICES ....................................................   10
   6.01 LANDLORD'S GENERAL SERVICES .......................................   10
   6.02 ELECTRICAL SERVICES ...............................................   11
   6.03 ADDITIONAL AND AFTER-HOUR SERVICES ................................   12
   6.04 TELEPHONE SERVICES ................................................   12
   6.05 DELAYS IN FURNISHING SERVICES .....................................   13
   6.06 CHOICE OF SERVICE PROVIDER ........................................   13

ARTICLE SEVEN - POSSESSION, USE AND CONDITION OF PREMISES ................    14
   7.01 POSSESSION AND USE OF PREMISES ....................................   14
   7.02 LANDLORD ACCESS TO PREMISES; APPROVALS ............................   15
   7.03 QUIET ENJOYMENT ...................................................   16

ARTICLE EIGHT - MAINTENANCE ...............................................   16
   8.01 LANDLORD'S MAINTENANCE ............................................   16
   8.02 TENANT'S MAINTENANCE ..............................................   16

ARTICLE NINE - ALTERATIONS AND IMPROVEMENTS ...............................   17
   9.01 TENANT'S ALTERATIONS ..............................................   17
   9.02 LIENS .............................................................   18

Concert USA                                                       Suite 700
BB&K/Northwest Point                                              Page i of iii

    9.03 TENANT ALLOWANCE ................................................    18

ARTICLE TEN - ASSIGNMENTS AND SUBLETTING .................................    19
   10.01 ASSIGNMENT AND SUBLETTING .......................................    19
   10.02 RECAPTURE .......................................................    21
   10.03 EXCESS RENT .....................................................    21
   10.04 TENANT LIABILITY ................................................    21
   10.05 ASSUMPTION AND ATTORNMENT .......................................    22

ARTICLE ELEVEN - DEFAULT AND REMEDIES ....................................    22
   11.01 EVENTS OF DEFAULT ...............................................    22
   11.02 LANDLORD'S REMEDIES .............................................    23
   11.03 ATTORNEY'S FEES .................................................    24
   11.04 BANKRUPTCY ......................................................    24
   11.05 LANDLORD'S DEFAULT ..............................................    25

ARTICLE TWELVE - SURRENDER OF PREMISES ...................................    25
   12.01 IN GENERAL ......................................................    25
   12.02 LANDLORD'S RIGHTS ...............................................    26

ARTICLE THIRTEEN - HOLDING OVER ..........................................    26

ARTICLE FOURTEEN - DAMAGE BY FIRE OR OTHER CASUALTY ......................    26
   14.01 SUBSTANTIAL UNTENANTABILITY .....................................    26
   14.02 INSUBSTANTIAL UNTENANTABILITY ...................................    27
   14.03 RENT ABATEMENT ..................................................    27

ARTICLE FIFTEEN - EMINENT DOMAIN .........................................    28
   15.01 TAKING OF WHOLE OR SUBSTANTIAL PART .............................    28
   15.02 TAKING OF PART ..................................................    28
   15.03 COMPENSATION ....................................................    28

ARTICLE SIXTEEN - INSURANCE ..............................................    29
   16.01 TENANT'S INSURANCE ..............................................    29
   16.02 FORM OF POLICIES ................................................    29
   16.03 LANDLORD'S INSURANCE ............................................    30
   16.04 WAIVER OF SUBROGATION ...........................................    30
   16.05 NOTICE OF CASUALTY ..............................................    31

ARTICLE SEVENTEEN - WAIVER OF CLAIMS AND INDEMNITY .......................    31
   17.01 WAIVER OF CLAIMS ................................................    31
   17.02 INDEMNITY BY TENANT .............................................    32

ARTICLE EIGHTEEN - RULES AND REGULATIONS .................................    32
   18.01 RULES ...........................................................    32
   18.02 ENFORCEMENT .....................................................    32


Concert USA                                                       Suite 700
BB&K/Northwest Point                                              Page ii of iii

ARTICLE NINETEEN - LANDLORD'S RESERVED RIGHTS............................... 33

ARTICLE TWENTY - ESTOPPEL CERTIFICATE....................................... 33
        20.01   IN GENERAL.................................................. 33
        20.02   ENFORCEMENT................................................. 34

ARTICLE TWENTY-ONE - RELOCATION OF TENANT................................... 34

ARTICLE TWENTY-TWO - REAL ESTATE BROKERS.................................... 34

ARTICLE TWENTY-THREE - MORTGAGEE PROTECTION................................. 34
        23.01   SUBORDINATION AND ATTORNMENT................................ 34
        23.02   MORTGAGEE PROTECTION........................................ 35

ARTICLE TWENTY-FOUR - NOTICES............................................... 36

ARTICLE TWENTY-FIVE - STORAGE SPACE -- INTENTIONALLY OMITTED................ 37

ARTICLE TWENTY-SIX - MISCELLANEOUS.......................................... 37
        26.01   LATE CHARGES................................................ 37
        26.02   WAIVER OF JURY TRAIL........................................ 37
        26.03   OPTION...................................................... 38
        26.04   AUTHORITY................................................... 38
        26.05   ENTIRE AGREEMENT............................................ 38
        26.06   MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE.............. 38
        26.07   EXCULPATION................................................. 38
        26.08   ACCORD AND SATISFACTION..................................... 38
        26.09   LANDLORD'S OBLIGATIONS ON SALE OF BUILDING.................. 38
        26.10   BINDING EFFECT.............................................. 39
        26.11   CAPTIONS.................................................... 39
        26.12   APPLICABLE LAW.............................................. 39
        26.13   ABANDONMENT................................................. 39
        26.14   LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES................. 39


Concert USA                                                      Suite 700
BB&K/Northwest Point                                             Page iii of iii

                                  OFFICE LEASE

                                  ARTICLE ONE
                             BASIC LEASE PROVISIONS

1.01 BASIC LEASE PROVISIONS

In the event of any conflict between these Basic Lease Provisions and any other Lease provision, such other Lease provision shall control.

(1)     BUILDING AND ADDRESS:
        25 Northwest Point
        Elk Grove Village

(2)     LANDLORD AND ADDRESS:

        BB&K/NORTHWEST POINT, LLC
        c/o ACG Management Company
        25 Northwest Point
        Elk Grove Village, IL 60007

(3)     TENANT AND CURRENT ADDRESS:

         (a) Name: CONCERT USA, a Delaware general partnership having as its general partners Concert Global Networks USA LLC, a Delaware limited liability company, and VLT GP Holdco LLC, a Delaware limited liability company

         (b)      Address:      Concert USA
                                11921 Freedom Drive
                                Reston, VA 20190
                                ATTN: Law and Regulatory Affairs

(4)     DATE OF LEASE: August 1, 2000

(5)     LEASE TERM: three (3) years, with one (1) 3-year extension option

(6)     COMMENCEMENT DATE: August 1, 2000

(7)     EXPIRATION DATE: July 31, 2003

(8)     MONTHLY BASE RENT:


Period from/to                  Monthly              Annually
--------------                  -------              --------
Commencement Date thru
Lease Year 1                    $11,929.33           $143,152.00

Concert USA                                                         Suite 700
BB&K/Northwest Point                                                Page 1 of 38

         Period from/to              Monthly           Annually
         --------------              -------           --------

Lease Year 2                        $12,287.21        $147,446.56

Lease Year 3                        $12,655.83        $151,869.95

(9)      RENTABLE AREA OF THE BUILDING: 204,367 square feet

(10)     RENTABLE AREA OF THE PREMISES: Approximately 8,947 square feet

(11)     SECURITY DEPOSIT: Twelve Thousand Dollars ($12,000.00)

(12)     SUITE NUMBER OF PREMISES: 700

(13)     TENANT'S SHARE: 4.38%

(14) TENANT'S USE OF PREMISES: General office use, training and similar incidental office uses.

(15)     TENANT ALLOWANCE: $53,682.00 ($6.00 per square feet of Rentable Area)

1.02     ENUMERATION OF EXHIBITS

The exhibits set forth below and attached to this Lease are incorporated in this Lease by this reference:

EXHIBIT A.  Plan of Premises
EXHIBIT B.  INTENTIONALLY DELETED
EXHIBIT C.  INTENTIONALLY DELETED
EXHIBIT D.  Rules and Regulations

RIDER 1.    Commencement Date Agreement

1.03     DEFINITIONS

For purposes hereof, the following terms shall have the following meanings:

         AFFILIATE: Any corporation or other business entity which is currently owned or controlled by, owns or controls, or is under common ownership or control with Tenant.

         ADJUSTMENT YEAR: The calendar year or any portion thereof after the Commencement Date of this Lease for which a Rent Adjustment computation is being made.

         BUILDING: The office building located at 25 Northwest Point, Elk Grove Village, Illinois 60007.

         COMMENCEMENT DATE: The date specified in Section 1.01(6) as the Commencement Date.


Concert USA                                                         Suite 700
BB&K/Northwest Point                                                Page 2 of 38

         COMMON AREAS: All areas of the Real Property made available by Landlord from time to time for the general common use or benefit of the tenants of the Building, and their employees and invitees, or the public, as such areas currently exist and as they may be changed from time to time.

         DECORATION: Tenant Alterations which do not require a building permit and which do not involve any of the structural elements of the Building, or any of the Building's systems, including, without limitation, its electrical, mechanical, plumbing and security and life/safety systems.

         DEFAULT RATE: Two percent (2%) above the rate then most recently announced Bank One (Chicago) as its corporate base lending rate, from time to time announced, but in no event higher than the maximum rate permitted by law.

         ENVIRONMENTAL LAWS: Any Law governing the use, storage, disposal or generation of any Hazardous Material, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended and the Resource Conservation and Recovery Act of 1976, as amended.

         EXPIRATION DATE: The date specified in Section 1.01(7).

         FORCE MAJEURE: Any accident, casualty, act of God, war or civil commotion, strike or labor troubles, or any cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department or subdivision thereof or any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

         HAZARDOUS MATERIAL: Such substances, material and wastes which are or become regulated under any Environmental Law; or which are classified as hazardous or toxic under any Environmental Law; and explosives and firearms, radioactive material, asbestos, and polychlorinated biphenyls.

         INDEMNITEES: Collectively, Landlord, any Mortgagee or ground lessor of the Property, the property manager and the leasing manager for the Property and their respective directors, officers, agents and employees.

         LAND: The parcels of real estate on which the Building is located.

         LANDLORD WORK: None

         LAWS: All laws, ordinances, rules, regulations, other requirements, orders, rulings or decisions adopted or made by any governmental body, agency, department or judicial authority having jurisdiction over the Property, the Premises or Tenant's activities at the Premises and any covenants, conditions or restrictions of record which affect the Property.

Concert USA                                                       Suite 700
BB&K/Northwest Point                                              Page 3 of 38

         LEASE: This instrument and all exhibits and riders attached hereto, as may be amended from time to time.

         LEASE YEAR: The twelve month period beginning on the first day of the first month following the Commencement Date (unless the Commencement Date is the first day of a calendar month in which case beginning on the Commencement Date), and each subsequent twelve month, or shorter, period until the Expiration Date.

         MONTHLY BASE RENT: The monthly rent specified in Section 1.01(8).

         MORTGAGEE: Any holder of a mortgage, deed of trust or other security instrument encumbering the Property.

         NATIONAL HOLIDAYS: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other holidays recognized by the Landlord and the janitorial and other unions servicing the Building in accordance with their contracts. A listing of National Holidays then in effect shall be available at the Building's management office upon Tenant's request to Landlord.

         OPERATING EXPENSES: All costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, management, operation, maintenance, replacement and repair of the Property (including, without limitation, the amortized portion of any capital expenditure or improvement, together with interest thereon, and the costs of changing utility service providers). Operating Expenses shall not include, (i) costs of alterations of the premises of tenants of the Building,
(ii) costs of capital improvements to the Building (except for the amortized portion of capital improvements installed for the purpose of reducing or controlling Operating Expenses or complying with applicable Laws), (iii) depreciation charges, (iv) interest and principal payments on loans (except for loans for capital improvements which Landlord is allowed to include in Operating Expenses as provided above), (v) ground rental payments, (vi) real estate brokerage and leasing commissions, (vii) advertising and marketing expenses for procurement of tenants, (viii) costs of Landlord reimbursed by insurance proceeds, (ix) expenses incurred in negotiating leases of other tenants in the Building or enforcing lease obligations of other tenants in the Building and (x) Landlord's or Landlord's property manager's corporate general overhead or corporate general administrative expenses. If any Operating Expense, though paid in one year, relates to more than one calendar year, at option of Landlord such expense may be proportionately allocated among such related calendar years.

         PREMISES: The space located in the Building described in Section 1.01(10) and depicted on Exhibit A attached hereto.

         PROPERTY: The Building, the Land, any other improvements located on the Land, including, without limitation, any parking structures and the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in conjunction with any of the foregoing.

         REAL PROPERTY: The Property excluding any personal property.



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         RENT: Collectively, Monthly Base Rent, Storage Space Rent (if any),
Rent Adjustments and Rent Adjustment Deposits, and all other charges, payments, late fees or other amounts required to be paid by Tenant under this Lease.

         RENTABLE AREA OF THE BUILDING: The amount of square footage set forth in 1.01(9).

         RENTABLE AREA OF THE PREMISES: The amount of square footage set forth in 1.01(10).

         RENT ADJUSTMENT: Any amounts owed by Tenant for payment of Operating Expenses or Taxes. The Rent Adjustments shall be determined and paid as provided in Article Four.

         RENT ADJUSTMENT DEPOSIT: An amount equal to the Rent Adjustments attributable to each month as estimated by Landlord for each Adjustment Year.

         SECURITY DEPOSIT: The funds specified in Section 1.01(11),if any, deposited by Tenant with Landlord as security for Tenant's performance of its obligations under this Lease.

         STANDARD OPERATING HOURS: Monday through Friday from 8:00 A.M. to 6:00 P.M., Saturday from 8:00 A.M. to 1:00 P.M., excluding National Holidays.

         TAXES: All federal, state and local governmental taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Property or any of its components, or any personal property used in connection therewith, which shall also include any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes. For purposes hereof, Taxes for any year shall be Taxes which are assessed or become a lien during such year, whether or not such taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. If a special assessment payable in installments is levied against any part of the Property, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal or state inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

         TENANT ALLOWANCE: An amount to be made available by Landlord to Tenant pursuant to Section 9.03 hereof for costs of future remodeling and redecorating of the Premises.

         TENANT ALTERATIONS: Any alterations, improvements, additions, installations or construction in or to the Premises or any Real Property systems serving the Premises; and any



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supplementary air-conditioning systems installed by Landlord or by Tenant at
Landlord's request pursuant to Section 6.01(b).

         TENANT'S SHARE: The percentage specified in Section 1.01(13) which represents the ratio of Rentable Area of the Premises to the Rentable Area of the Building.

         TERM: The term of this Lease commencing on the Commencement Date and expiring on the Expiration Date.

         TERMINATION DATE: The Expiration Date or such earlier date as this Lease terminates or Tenant's right to possession of the Premises terminates.

                                   ARTICLE TWO
                  PREMISES, TERM AND FAILURE TO GIVE POSSESSION

2.01 LEASE OF PREMISES

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms, covenants and conditions provided in this Lease. In the event Landlord delivers possession of the Premises to Tenant prior to the Commencement Date, Tenant shall be subject to all of the terms, covenants and conditions of this Lease (except with respect to the payment of Rent) as of the date of such possession.

2.02 TERM

The Commencement Date shall be the date specified in Section 1.01(6), and the Expiration Date shall be the date specified in Section 1.01(7).

2.03 RENEWAL OPTION

         (a) Provided that no default or a condition which, with the giving of notice, passage of time, or both, would become, in Landlord's sole discretion, a material default (such condition being hereinafter referred to as an "Unmatured Default") is existing under this Lease at the time the Renewal Option (hereinafter defined) is exercised, or at the commencement of the Renewal Period (hereinafter defined), and subject to the right of Tenant to nullify the exercise of the Renewal Option as hereinafter provided, Tenant shall have the right (the "Renewal Option") to extend the Term for one (1) three (3) year period (the "Renewal Period") commencing on the expiration of the initial Term.

         (b) The Renewal Option shall be exercised, if at all, by written notice to Landlord given on or before nine (9) months prior to the expiration of the initial Term, but not earlier than fifteen (15) months prior to the expiration of the initial Term. If Tenant fails strictly to comply with the procedure for exercise of the Renewal Option, Tenant shall have no further right to extend the Term.

         (c) Landlord's and Tenant's rights and obligations for the Renewal Period shall be upon the same terms and conditions as are contained in this Lease, except as hereinafter provided:



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         (1)      The annual Base Rent (described below) during the renewal
                  Period shall be at the rate per annum per square foot of rentable area in the Premises, equal to a fair market rate with tenant improvement allowance and concessions, but in no event shall the Base Rent for any year in the Renewal Period be less than the Base Rent for the year immediately preceding the commencement of the Renewal Period;

         (2) Landlord's good faith determination of the Base Rent for a Renewal Period shall be conclusive, binding upon Tenant and not contestable by Tenant; provided, however, Tenant shall have the right to nullify its exercise of the option to extend the Term, by notice to Landlord, given within thirty
                  (30) days of Landlord's notice to Tenant (which Landlord's notice shall be given to Tenant not later than thirty (30) days after receipt of Tenant's notice of exercise of the Renewal Option) setting forth the initial Base Rent for the Renewal Period, in which event Tenant's exercise of the option to extend shall be null and void and neither Landlord nor Tenant shall have any further rights or liabilities with respect thereto. Tenant's failure to give the notice of nullification described above within such thirty (30) day period shall constitute acceptance by Tenant of, and Tenant's agreement to pay, the Base Rent specified for the Renewal Period.

         (3) Tenant shall have no further right to extend the Term and no right to any abatement of Base Rent or Rent Adjustments during the Renewal Period.

2.04 AREA OF PREMISES

Landlord and Tenant agree that for all purposes of this Lease the Rentable Area of the Premises and the Rentable Area of the Building as set forth in Article One are controlling, and are not subject to revision after the date of this Lease.

2.05 CONDITION OF PREMISES

Tenant shall be conclusively deemed to have accepted the Premises "AS IS" in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Real Property and no representation regarding the condition of the Premises or the Real Property has been made by or on behalf of Landlord to Tenant. Landlord represents to Tenant that Landlord has received no notice of, and has no knowledge of, any violation of the Premises of any Environmental Law or of the ADA as set forth in Article 7 hereof.

                                  ARTICLE THREE
                                      RENT

Tenant agrees to pay to Landlord at the office specified in Section 1.01(2), or to such other persons, or at such other places designated by Landlord, without any prior demand therefor in immediately available funds and without any deduction or offset whatsoever, Rent, including, without limitation,



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
which the Lease terminates, Landlord may include in the Rent Adjustment Deposit its estimate of Rent Adjustments which may not be finally determined until after the termination of this Lease. Tenant's obligation to pay Rent Adjustments survives the expiration or termination of the Lease. Notwithstanding the foregoing, in no event shall the sum of Monthly Base Rent and the Rent Adjustments be less than the Monthly Base Rent payable.

4.03 BOOKS AND RECORDS

Landlord shall maintain books and records showing Operating Expenses and Taxes in accordance with sound accounting and management practices, consistently applied. The Tenant or its representative (which representative shall be a certified public accountant licensed to do business in the state in which the Property is located) shall have the right, for a period of one hundred twenty
(120) days following the date upon which Landlord's Statement is delivered to Tenant, to examine the Landlord's books and records with respect to the items in the foregoing statement of Operating Expenses and Taxes during normal business hours, upon written notice, delivered at least three (3) business days in advance, and to dispute such statement by Tenant's notice to Landlord setting forth the specific item(s) in dispute and Tenant's reason for such objection. If Tenant does not give such notice of objection in writing to Landlord's Statement within said one hundred twenty (120) day period, specifying the nature of the item in dispute and the reasons therefor, then Landlord's Statement shall be considered final and accepted by Tenant. Any amount due to the Landlord as shown on Landlord's Statement, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due as provided above, without prejudice to any such written exception. If, as a result of Tenant's examination hereunder, it is determined that the amount charged to Tenant pursuant to Landlord's Statement exceeds the actual amount chargeable to Tenant by more than five percent (5%), then (in addition to the credit or refund due to Tenant pursuant to Section
(1)(1)(3) hereof) Landlord shall reimburse Tenant for the reasonable costs expended by Tenant for such examination.

4.04 PARTIAL OCCUPANCY


For purposes of determining Rent Adjustments for any Adjustment Year if the Building is not fully rented during all or a portion of any year, Landlord may make appropriate adjustments to the Operating Expenses for such Adjustment Year employing sound accounting and management principles consistently applied, to determine the amount of Operating Expenses that would have been paid or incurred by Landlord had the Building been 95% occupied, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Adjustment Year. In the event that the Real Property is not fully assessed for any year, then Taxes shall be adjusted to an amount which would have been payable in such year if the Real Property had been fully assessed.


                                  ARTICLE FIVE
                                SECURITY DEPOSIT


Tenant concurrently with the execution of this Lease shall pay to Landlord the Security Deposit. The Security Deposit may be applied by Landlord to cure any default of Tenant under this Lease not cured by Tenant within any applicable notice or grace period, and upon notice by Landlord of such



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application, Tenant shall replenish the Security Deposit in full by paying to
Landlord within thirty (30) days of demand the amount so applied. Landlord shall not pay any interest on the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense of any action which Landlord may at any time commence against Tenant. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease and notice to Tenant of such Transfer by the transferee, Landlord's obligation to Tenant with respect to the Security Deposit shall terminate upon assumption of such obligation by the transferee.

If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant after the following:

                  (a)      the expiration of the Term of this Lease;

                  (b) the removal of Tenant and its property from the Premises;

                  (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and

                  (d) the payment by Tenant of any outstanding Rent, including, without limitation, all Rent Adjustments due pursuant to the Lease as computed by Landlord.

                                   ARTICLE SIX
                                    SERVICES

6.01 LANDLORD'S GENERAL SERVICES

         (a) So long as the Lease is in full force and effect and Tenant has paid all Rent then due, Landlord shall furnish the following services at the same or better standard as is generally applicable to "Class A" buildings in the market area of the Building:

(1) heat, ventilation and air-conditioning in the Premises during Standard Operating Hours, as necessary in Landlord's reasonable judgment for the comfortable occupancy of the Premises under normal business operations, subject to compliance with all applicable voluntary and mandatory regulations and laws;

(2) tempered and cold water for use in lavatories in common with other tenants from the regular supply of the Building;

(3) customary cleaning and janitorial services in the Premises and in the Common Areas five (5) days per week, excluding National Holidays;



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(4)      landscape maintenance, snow and ice removal, pest extermination and trash removal for the Common Areas;

(5) washing of the outside windows in the Premises weather permitting at intervals determined by Landlord;

(6) automatic passenger elevator service in common with other tenants of the Building and freight elevator service subject to reasonable scheduling by Landlord and payment of Landlord's standard charges;

         (b) Wherever heat generating machines or equipment are used by Tenant in the Premises, the following additional provisions shall apply:

(1) If the use of such machinery exceeds the limits established by Landlord thereby affecting the temperature otherwise maintained by the air-cooling system or whenever the occupancy or electrical load exceeds the standards established by Landlord, Landlord reserves the right to install or to require Tenant to install supplementary air-conditioning units in the Premises. Tenant shall bear all costs and expenses related to the installation, maintenance and operation of such units.

(2) Tenant shall pay Landlord at rates fixed by Landlord for all tenants in the Building, charges for all water furnished to the Premises for purposes other than kitchen and drinking water, including the expenses of installation of a water line, meter and fixtures.

6.02 ELECTRICAL SERVICES

         (a) The electricity used during the performance of janitorial service or the making of alterations or repairs in the Premises by Landlord shall be paid by Tenant. Tenant also agrees to purchase from Landlord or its agents at competitive prices (including reasonable charges for installation) fixed by Landlord for all tenants in the Building all lamps, bulbs, ballasts and starters used in the Premises, and to pay a reasonable installation charge for any such items installed by Landlord at Tenant's request. Landlord reserves the right to provide electricity to Tenant and in such event Tenant agrees to purchase electricity from Landlord at Landlord's then current charges. Tenant shall make no alterations or additions to the electric equipment or systems without the prior written consent of the Landlord in each instance.

         (b) If Premises are separately metered, Tenant shall make all necessary arrangements with the utility provider chosen by Landlord for furnishing, metering and paying for electricity furnished by it to Tenant and consumed on the Premises. Landlord shall permit Landlord's wire and conduits, to the extent available and safely capable, to be used for such purposes.

         (c) If the Premises are not separately metered for any reason, Tenant shall pay Landlord as additional Rent, in monthly installments at the time prescribed for monthly installments of Monthly Base Rent, an amount, reasonably estimated by Landlord from time to time, which Tenant would pay for such electricity if the same were separately metered to the Premises by


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         the utility provider chosen by Landlord and billed to Tenant at such utility provider's then current rates.

6.03 ADDITIONAL AND AFTER-HOUR SERVICES

At Tenant's request, Landlord shall furnish additional quantities of any of the services or utilities specified in Section 6.01, if Landlord can reasonably do so, on the terms set forth herein. Tenant shall deliver to Landlord a written request for such additional services or utilities prior to 2:00 P.M. on Monday through Friday (except National Holidays) for service on those days, and prior to 2:00 P.M. on the last business day prior to Saturday, Sunday or a National Holiday. For services or utilities requested by Tenant and furnished by Landlord, Tenant shall pay to Landlord as a charge therefor Landlord's prevailing rates for such services and utilities (as posted from time to time at Landlord's management office). If Tenant shall fail to make any such payment, Landlord may, upon ten (10) days prior notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional services.

6.04 TELEPHONE SERVICES

All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Landlord and shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the Building and to restrict and control access to telephone cabinets. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Building, Tenant agrees to abide by and participate in such program. Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and related wiring in the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables; and there shall be included in Operating Expenses for the Building all installation, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and related wiring in the Building which are not allocable to any individual users of such service but are allocable to the Building generally. If Tenant fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord's costs in connection therewith). Upon the Termination Date, Tenant agrees to remove all telephone cables and related wiring installed by Tenant for and during Tenant's occupancy, which Landlord shall request Tenant to remove. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone service to the Premises and the Building.



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6.05 DELAYS IN FURNISHING SERVICES

Tenant agrees that Landlord shall not be in breach of this Lease nor be liable to Tenant for damages or otherwise, for any failure to furnish, or a delay in furnishing, or a change in the quantity or character of any service when such failure, delay or change is occasioned, in whole or in part, by repairs, improvements or mechanical breakdowns by the act or default of Tenant or other parties not in Landlord's control or by an event of Force Majeure. No such failure, delay or change shall be deemed to be an eviction or disturbance of Tenant's use and possession of the Premises, or relieve Tenant from paying Rent or from performing any other obligations of Tenant under this Lease, without any deduction or offset; except that if, on account of any such cessation of service, the Premises are rendered untenantable for a continuous period of more than three (3) days, then Monthly Base Rent shall be abated for the period of such untenantability. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including, without limitation, changes in service provider or Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Building shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent (except as expressly set forth herein), nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent (except as expressly set forth herein) or damages on account of any interruption of service occasioned thereby or resulting therefrom.

6.06 CHOICE OF SERVICE PROVIDER

Tenant acknowledges that Landlord may, at Landlord's sole option, to the extent permitted by applicable law, elect to change, from time to time, the company or companies which provide services (including, without limitation, electrical service, gas service, water and technical services) to the Building, the Premises and/or its occupants. Landlord shall endeavor to give Tenant not less than thirty (30) days notice of any scheduled change. Notwithstanding anything to the contrary set forth in this Lease, Tenant acknowledges that Landlord has not and does not make any representations or warranties concerning the identity or identities of the company or companies which provide services to the Building and the Premises or its occupants and Tenant acknowledges that the choice of service providers and matters concerning the engagement and termination thereof shall be solely that of Landlord. The foregoing provision is not intended to modify, amend, change or otherwise derogate any provision of this Lease concerning the nature or type of service to be provided or any specific information concerning the amount thereof to be provided. Tenant agrees to cooperate with Landlord and each of its service providers in connection with any change in service or provider. Notwithstanding anything herein to the contrary, Tenant shall have the sole right to choose its telephone and internet service providers.



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


                                  ARTICLE SEVEN
                    POSSESSION, USE AND CONDITION OF PREMISES

7.01 POSSESSION AND USE OF PREMISES

         (a) Tenant shall be entitled to possession of the Premises on the Commencement Date. Tenant shall occupy and use the Premises only for the uses specified in Section 1.01(14) to conduct Tenants business. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (1) is unlawful or in violation of any Law or Environmental Law; (2) may be dangerous to persons or property or which may increase the cost of, invalidate, any policy of insurance carried on the Building or covering its operations; (3) is contrary to or prohibited by the terms and conditions of this Lease or the rules of the Building set forth in Article Eighteen; or (4) would tend to create or continue a nuisance.

         (b) Tenant and Landlord shall each comply with all Environmental Laws concerning the proper storage, handling and disposal of any Hazardous Material with respect to the Property. Tenant shall not generate, store, handle or dispose of any Hazardous Material in, on, or about the Property without the prior written consent of Landlord. In the event that Tenant is notified of any investigation or violation of any Environmental Law arising from Tenant's activities at the Premises, Tenant shall immediately deliver to Landlord a copy of such notice. In such event or in the event Landlord reasonably believes that a violation of Environmental Law exists, Landlord may upon ten (10) days prior notice to Tenant conduct such tests and studies relating to compliance by Tenant with Environmental Law or the alleged presence of Hazardous Materials upon the Premises as Landlord deems desirable, all of which shall be completed at Tenant's expense. Landlord's inspection and testing rights are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Environmental Law, as a result of the exercise, or non-exercise of such rights. Tenant shall indemnify, defend, protect and hold harmless the Indemnitees from any and all loss, claim, expense, liability and cost (including attorneys' fees) arising out of or in any way related to the presence of any Hazardous Material introduced to the Premises during the Lease Term by Tenant, its employees, agents, invitees, contractors and licensees. If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article Fourteen to the extent that the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under such Article. Any indemnification, exculpation or waiver provision under this
Section 7(b) shall not be deemed to exculpate or indemnify Landlord against its own negligence or willful misconduct or that of its agents, or servants or employees.

         (c) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990(42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and the Property depending on, among other



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
things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements arc "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall be responsible for ADA Title III compliance in the Common Areas, except as provided below, (b) Tenant shall be responsible for ADA Title III compliance within the Premises, including any leasehold improvements or other work to be performed by or on behalf of Tenant in the Premises under or in connection with this Lease, (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Tide III "path of travel" requirements triggered by alterations in the Premises by or on behalf of Tenant; and (d) Landlord may perform, or require Tenant to perform, and Tenant shall be responsible for the cost of, ADA Title III compliance in the Common Areas necessitated by the Building being deemed to be a "public accommodation" instead of a "commercial facility" as a result of Tenant's use of the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

7.02 LANDLORD ACCESS TO PREMISES; APPROVALS

         (a) Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises, so long as Tenant's use, layout or design of the Premises is not materially affected or altered. Landlord or Landlord's agents shall have the right to enter upon the Premises in the event of an emergency, or upon prior notification (which may be by telephone) to inspect the Premises, to perform janitorial and other services, to conduct safety and other testing in the Premises and to make such repairs, alterations, improvements or additions to the Premises or the Building or other parts of the Property as Landlord may deem necessary or desirable (including, without limitation, all alterations, improvements and additions in connection with a change in connection with a change in service provider or providers). Janitorial and cleaning services shall be performed after normal business hours. Any entry or work by Landlord may be after normal business hours or (unless such entry or work, due to its nature, will be unreasonably disruptive of the conduct of Tenant's business within the Premises) during normal business hours, and Landlord shall use reasonable efforts to ensure that any entry or work shall not materially interfere with Tenant's occupancy of the Premises.

         (b) If Tenant shall no be personally present to permit an entry into the Premises when for any reason an entry therein shall be necessary or permissible, Landlord (or Landlord's agents), after attempting to notify Tenant (unless Landlord believes an emergency situation exists), may enter the Premises without rendering Landlord or its agents liable therefor (if during such entry Landlord or Landlord's agent shall accord reasonable care to Tenant's property), and without relieving Tenant of any obligations under this Lease.

         (c) Landlord may, upon prior notification (which may be by telephone), enter the Premises for the purpose of conducting such inspections, tests and studies as Landlord may deem desirable or necessary to confirm Tenant's compliance with all Laws and Environmental Laws or for other purposes necessary in Landlord's reasonable judgment to ensure the sound condition of the Property and the systems serving the Property. Landlord's rights under this Section 7.02(c) are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party as a result of the exercise or non-exercise of such rights, for compliance with Laws or Environmental Laws.



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         (d) Landlord may do any of the foregoing, or undertake any of the inspection or work described in the preceding paragraph without such action constituting an actual or constructive eviction of Tenant, in whole or in part, or giving rise to an abatement of Rent by reason of loss or interruption of business of the Tenant, or otherwise.

7.03 QUIET ENJOYMENT

Landlord covenants that so long as Tenant is in compliance with the covenants and conditions sot forth in this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the rights of any Mortgagee or ground lessor.

                                  ARTICLE EIGHT
                                   MAINTENANCE

8.01 LANDLORD'S MAINTENANCE

Subject to the provisions of Article Fourteen, Landlord shall diligently maintain and make necessary repairs to the foundations, roofs, exterior walls, and the structural elements of the Building, the electrical, plumbing, heating, ventilating and air-conditioning, mechanical, communication, security and the fire and life safety systems of the Building and those corridors, washrooms and lobbies which are Common Areas of the Building, except that: (a) Landlord shall not be responsible for the maintenance or repair of any floor or wall coverings in the Premises or any of such systems which are located within the Premises and are supplemental or special to the Building's standard systems and which are for the sole and exclusive use of Tenant; and (b) the cost of performing any of said maintenance or repairs whether to the Premises or to the Building caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant, subject to the waivers set forth in Section 16.04. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or in connection with the use of, any adjacent or nearby building, land, street or alley.

8.02 TENANT'S MAINTENANCE

Subject to the provisions of Article Fourteen, Tenant, at its expense, shall keep and maintain the Premises and all Tenant Alterations in good order, condition and repair and in accordance with all Laws and Environmental Laws. Tenant shall not permit waste and shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass in the interior of the Promises, fixtures or appurtenances. Any repairs or maintenance shall be completed with materials of similar quality to the original materials, all such work to be completed under the supervision of Landlord. Any such repairs or maintenance shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. If Tenant fails to perform any of its obligations set forth in this Section 8.02, Landlord may, in its sole discretion and upon five (5) days prior notice to Tenant (except without notice in the





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case of emergencies), perform the same, and Tenant shall pay to Landlord any reasonable costs or expenses incurred by Landlord upon demand.

                                  ARTICLE NINE
                          ALTERATIONS AND IMPROVEMENTS

9.01 TENANT'S ALTERATIONS

         (a) The following provisions shall apply to the completion of any Tenant Alterations:

(1) Tenant shall not, except as provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make or cause to be made any Tenant Alterations in or to the Premises (except for non-structural Alterations within the Premises costing less than $5,000 and non requiring any building permits) or to any Property systems or structural elements or utilities serving the Premises. Prior to making any Tenant Alterations, Tenant shall give Landlord ten (10) days prior written notice (or such earlier notice as would be necessary pursuant to applicable law) to permit Landlord sufficient time to post appropriate notices of non-responsibility. Subject to all other requirements of this Article Nine, Tenant may undertake Decoration work without Landlord's prior written consent. Tenant shall furnish Landlord with the names and addresses of all contractors and subcontractors and copies of all contracts. All Tenant Alterations shall be completed at such time and in such manner as Landlord may from time to time reasonably designate, and only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by Landlord: architectural plans and specifications, opinions from engineers reasonably acceptable to Landlord stating that the Tenant Alterations will not in any way adversely affect the Building's systems, including, without limitation, the mechanical, heating, plumbing, security, ventilating, air-conditioning, electrical, and the fire and life safety systems in the Building, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord. Landlord may, in the exercise of reasonable judgment request that Tenant provide Landlord with appropriate evidence of Tenant's ability to complete and pay for the completion of the Tenant Alterations such as a performance bond or letter of credit. Upon completion of the Tenant Alterations, Tenant shall deliver to Landlord an as-built mylar and (if available) a digitized, to a standard and quality reasonably acceptable to Landlord, set of plans and specifications for the Tenant Alterations.

(2) Tenant shall pay the cost of all Tenant Alterations and the cost of decorating the Premises and any work to the Property occasioned thereby. In connection with completion of any Tenant Alterations, Tenant shall pay Landlord a construction fee and all elevator and hoisting charges at Landlord's then standard rate (as available from time to time at Landlord's management office). Upon completion of Tenant Alterations, Tenant shall



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         furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith and such other documentation reasonably requested by Landlord or Mortgagee.

(3) Tenant agrees to complete all Tenant Alterations (i) in accordance with all Laws, Environmental Laws, all requirements of applicable insurance companies and in accordance with Landlord's standard construction rules and regulations, and (ii) in a good and workmanlike manner with the use of good grades of material. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or of compliance with the requirements of Section 9.01(a)(3)(i) and (ii) above or impose any liability upon Landlord in connection with the performance of such work.

         (b) All Tenant Alterations, shall without compensation or credit to Tenant, become part of the Premises and the Property of Landlord at the time of their installation and shall remain in the Premises, unless pursuant to Article Twelve, Tenant may remove them or is required to remove them at Landlord's request.

9.02 LIENS

Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, the Premises, or any other part of the Property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within ten
(10) days of receiving notice of such lien or claim (a) have such lien or claim for lien released of record or (b) deliver to Landlord a bond in form, content, amount, and issued by surety, satisfactory to Landlord, indemnifying, protecting, defending and holding harmless the Indemnitees against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to take any of the above actions, Landlord, in addition to its rights and remedies under Article Eleven, without investigating the validity of such lien or claim for lien, may pay or discharge the same and Tenant shall, as payment of additional Rent hereunder, reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorney's fees.

9.03 TENANT ALLOWANCE

Tenant anticipates remodeling and redecorating the Premises during the first two
(2) Lease Years of the Term hereof, which remodeling and redecorating shall be subject to the provisions applicable to Tenant Alterations set forth in this Lease. Landlord agrees to provide Tenant with an allowance for the reimbursement of the costs of such remodeling and redecorating up to the amount set forth as the Tenant Allowance in Section 1.01(15) of the Basic Lease Provisions at any time during the first two (2) Lease Years hereof, upon delivery to Landlord of paid invoices, together with sworn statements



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and final lien waivers for the costs of any such remodeling and redecorating. In addition, at any time during the first two (2) Lease Years hereof, Tenant may elect, upon written notification to Landlord, to apply any undisbursed portion of the Tenant Allowance against Tenant's obligation for Base Rent due or to become due during said first two (2) Lease Years, up to a maximum of one-half (1/2) of the Tenant Allowance specified in Section 1.01(15) [that is, up to a maximum credit of $26,841.00]. Any Tenant Allowance not applied for the costs of Tenant remodeling or credited toward Base Rent as herein provided during the first two (2) Lease Years shall be forfeited, and Landlord shall have no further obligation for payment or disbursement of the Tenant Allowance.

                                   ARTICLE TEN
                           ASSIGNMENT AND SUBLETTING

10.01 ASSIGNMENT AND SUBLETTING

         (a) Without the prior written consent of Landlord, Tenant may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant's interest therein in whole or in part, by operation of law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant or Tenant's Affiliate. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord ("Tenant's Notice"), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information sufficient for Landlord to make an informed judgment with respect to such proposed subtenant or assignee at least thirty (30) business days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Rentable Area of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment or its decision to exercise its rights under Section 10.02 within thirty (30) days after receipt of Tenant's Notice (and all required information). In no event may Tenant sublease any portion of the Premises or assign the Lease to any other tenant of the Building (except for an Affiliate of Tenant). Tenant shall submit for Landlord's approval (which approval shall not be unreasonably withheld) any advertising which Tenant or its agents intend to use with respect to the space proposed to be sublet.

         (b) With respect to Landlord's consent to an assignment or sublease, Landlord may take into consideration any factors which Landlord may deem relevant, and the reasons for which Landlord's denial shall be deemed to be reasonable shall include, without limitation, the following:


         (i) the business reputation or creditworthiness of any proposed assignee is not acceptable to Landlord; or


         (ii) in Landlord's reasonable judgment the proposed assignee or sublessee would diminish the value or reputation of the Building or Landlord; or

         (iii) any proposed assignee's or sublessee's use of the Premises would violate Section 7.01 of the Lease or would violate the provisions of any other leases of tenants in the Building;


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         (iv) the proposed assignee or sublessee is either a governmental agency, a school or similar operation, or a medical related practice; or

         (v) the proposed sublessee or assignee is a bona fide prospective tenant of Landlord in the Building as demonstrated by a written proposal dated within ninety (90) days prior to the date of Tenant's request; or

         (vi) the proposed sublessee or assignee would materially increase the estimated pedestrian and vehicular traffic to and from the Premises and the Building.

In no event shall Landlord be obligated to consider a consent to any proposed
(i) sublease of the Premises or assignment of the Lease if a Default then exists under the Lease, or a fact or condition exists, which but for the giving of notice or the passage of time would constitute a Default, or (ii) assignment of the Lease which would assign less than the entire Premises. In the event Landlord wrongfully withholds its consent to any proposed sublease of the Premises or assignment of the Lease, Tenant's sole and exclusive remedy therefore shall be to seek specific performance of Landlord's obligations to consent to such sublease or assignment.

         (c) If Landlord chooses not to recapture the space proposed to be subleased or assigned as provided in Section 10.02, Landlord shall not unreasonably withhold its consent to a subletting or assignment under this
Section 10.01. Any approved sublease or assignment shall be expressly subject to the terms and conditions of this Lease. Any such subtenant or assignee shall execute such documents as Landlord may reasonably require to evidence such subtenant or assignee's assumption of such obligations and liabilities. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord's approval of a sublease or assignment shall not constitute a waiver or Tenant's obligation to obtain Landlord's consent to further assignments or subleases.

         (d) For purposes of this Article Ten, an assignment shall be deemed to include a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly. If Tenant is a partnership, any change in the partners shall be deemed to be an assignment, unless such change is to or with respect to Affiliated entities of Tenants or it general partners of which Tenant shall have given Landlord prior notice and copies of such documentation as Landlord may reasonably require evidencing such change or transfer.

         (e) Notwithstanding anything to the contrary contained in this Article Ten, Tenant shall have the right, without the prior written consent of Landlord, to sublease the Premises to an Affiliate or to assign this Lease to an Affiliate, but (i) no later than fifteen (15) days prior to the effective date of the assignment or sublease, the assignee or sublessee shall execute documents satisfactory to Landlord to evidence such subtenant or assignee's assumption of the obligations and liabilities of Tenant under this Lease, except in the case of any assignment which occurs by operation of law (and without a written assignment) as a consequence of merger, consolidation or non-bankruptcy reorganization; (ii) within ten (10) days after the effective date of such assignment or sublease, give notice to Landlord which notice shall include the full name and address of the assignee or subtenant, and a copy of all agreements executed between Tenant and the assignee or subtenant with respect to


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the Premises; and (iii) within fifteen (15) days after Landlord's request, such documents or information which Landlord reasonably requests for the purpose of substantiating whether or not the assignment or sublease is to an Affiliate.

10.02 RECAPTURE

Except as provided in Section 10.01(e) and except for a sublease or assignment to an Affiliate of Tenant, Landlord shall have the option to exclude from the Premises covered by this Lease ("recapture"), the space proposed to be sublet or subject to the assignment, effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of recapture of such space from the Premises such date being the Termination Date for such space. Effective as of the date of recapture of any portion of the Premises pursuant to this section, the Monthly Base Rent, Rentable Area of the Premises and Tenant's Share shall be adjusted accordingly.

10.03 EXCESS RENT

Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment, fifty percent (50%) of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee for such month exceeds: (i) that portion of the Monthly Base Rent and Rent Adjustments due under this Lease for said month which is allocable to the space sublet or assigned; and (ii) the following costs and expenses for the subletting or assignment of such space: (1) brokerage commissions and attorneys' fees and expenses, (2) advertising for subtenants or assignees; (3) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment, and (4) "free rent" periods, costs of any inducements or concessions given to subtenant or assignee, moving costs, and other amounts in respect of such subtenant's or assignee's other leases or occupancy arrangements. All such costs will be amortized over the term of the sublease or assignment pursuant to sound accounting principles.

10.04 TENANT LIABILITY

In the event of any sublease or assignment, whether or not with Landlord's consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, to the extent expressly permitted by Landlord. Tenant's liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said subtenant assignee or successor. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord with respect to such assignment or sublease. In addition, if Tenant has any options to extend the term of this Lease or to add other space to the Premises, such options shall not be available to any subtenant or assignee, directly or indirectly without Landlord's express written consent, which may be withheld in Landlord's sole discretion.



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10.05 ASSUMPTION AND ATTORNMENT

If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) business days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall, at Landlord's option, within fifteen (15) business days following any request by Landlord, obtain and furnish to Landlord the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord and will pay all subrent directly to Landlord.

                                 ARTICLE ELEVEN
                              DEFAULT AND REMEDIES

11.01 EVENTS OF DEFAULT

The occurrence or existence of any one or more of the following shall constitute a "Default" by Tenant under this Lease:

         (i) Tenant fails to pay any installment or other payment of Rent including Rent Adjustment Deposits or Rent Adjustments within ten (10) days after written notice of such failure from Landlord;

         (ii) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease and fails to cure such default within thirty (30) after written notice thereof to Tenant (unless the default involves a hazardous condition, which shall be cured forthwith, or unless the failure to perform is a Default for which this Lease specifies there is no cure or grace period);

         (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process;

         (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, which in the case of an involuntary action is not discharged within thirty (30) days;

         (v) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors;

         (vi) a receiver is appointed for Tenant or Tenant's property, which appointment is not discharged within thirty (30) days;

         (vii) any action taken by or against Tenant to reorganize or modify Tenant's capital structure in a materially adverse way which in the case of an involuntary action is not discharged within thirty (30) days;

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         (viii) upon the dissolution of Tenant; or

         (ix) upon the third occurrence within any Lease Year that Tenant fails to pay Rent within ten (10) days of the date when due or has breached a particular covenant of this Lease (whether or not such failure or breach is thereafter cured within any stated cure or grace period or statutory period).

11.02 LANDLORD'S REMEDIES

         (a) If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct and cumulative: (i) Landlord may terminate this Lease by giving Tenant notice of Landlord's election to do so, in which event, the term of this Lease shall end and all of Tenant's rights and interests shall expire on the date stated in such notice; (ii) Landlord may terminate Tenant's right of possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date specified in such notice; or (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all monies due or to become due for the balance of the Term from Tenant under any of the provisions of this Lease.

         (b) In the event that Landlord terminates the Lease, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty, Rent for the balance of the Term, plus all Landlord's expenses of reletting, including without limitation, repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions (collectively, the "Reletting Expenses").

         (c) In the event Landlord proceeds pursuant to subparagraph (a)(ii) above, Landlord may, but shall not be obligated to (except as may be required by law), relet the Premises; or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are reasonably acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary or desirable. If the Premises are relet and the consideration realized therefrom after payment of all Landlord's Reletting Expenses, is insufficient to satisfy the payment when due of Rent reserved under this Lease for any monthly period, then Tenant shall pay Landlord upon demand any such deficiency monthly. If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

         (d) In the event a Default occurs, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's property, fixtures, furnishings, signs and other evidences of tenancy, and take and hold such property; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved



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hereunder for the full Term or from any other obligation of Tenant under this
Lease. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of Tenant not retaken from storage by Tenant within sixty (60) days after the Termination Date, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

11.03 ATTORNEY'S FEES

Tenant shall pay upon demand, all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing the Tenant's performance of its obligations under this Lease, or resulting from Tenant's Default, or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned. In the event Tenant institutes legal proceedings against the Landlord for breach of Landlord's obligations or covenants under this Lease, and if a final judgment is entered in favor of Tenant, Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant, including reasonable attorneys' fees and court costs.

11.04 BANKRUPTCY

The following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

         (a) In connection with any proceeding under Chapter 7 of the Bankruptcy Code where the trustee of Tenant elects to assume this Lease for the purposes of assigning it, such election or assignment, may only be made upon compliance with the provisions of (b) and (c) below, which conditions Landlord and Tenant acknowledge to be commercially reasonable. In the event the trustee elects to reject this Lease then Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee.

         (b) Any election to assume this Lease under Chapter 11 or 13 of the Bankruptcy Code by Tenant as debtor-in-possession or by Tenant's trustee (the "Electing Party") must provide for:

         The Electing Party to cure or provide to Landlord adequate assurance that it will cure all monetary defaults under this Lease within fifteen (15) days from the date of assumption and it will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption. Landlord and Tenant acknowledge such condition to be commercially reasonable.

         (c) If the Electing Party has assumed this Lease or elects to assign Tenant's interest under this Lease to any other person, such interest may be assigned only if the intended assignee has provided adequate assurance of future performance (as herein defined), of all of the obligations imposed on Tenant under this Lease.



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         For the purposes hereof, "adequate assurance of future performance"
         means that Landlord has ascertained that each of the following conditions has been satisfied:

         (i) The assignee has submitted a current financial statement, certified by its chief financial officer, which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease; and

         (ii) Landlord has obtained consents or waivers from any third parties which may be required under a lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

         (d) Landlord's acceptance of rent or any other payment from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the requirement of Landlord's consent, Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent, or Landlord's claim for any amount of Rent due from Tenant.

11.05 LANDLORD'S DEFAULT

Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the Mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

                                 ARTICLE TWELVE
                              SURRENDER OF PREMISES

12.01 IN GENERAL

Upon the Termination Date, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a broom clean, good and tenantable condition, ordinary wear and tear, and damage caused by Landlord excepted. Tenant shall deliver to Landlord all keys to the Premises. Tenant shall remove from the Premises all movable personal property of Tenant and Tenant's trade fixtures, including, subject to Section 6.04, cabling for any of the foregoing. Tenant shall be entitled to remove such Tenant Alterations which at the time of their installation Landlord and Tenant and may be removed by Tenant. Tenant shall also remove such other Tenant Alterations as required by Landlord, including, any Tenant Alterations containing Hazardous Materials. Tenant immediately shall repair all damage resulting from removal of any of Tenant's property, furnishings or Tenant Alterations, shall close all floor, ceiling and roof openings and shall restore the Premises to a tenantable condition as reasonably determined by Landlord. If any of the Tenant Alterations which were installed by Tenant involved the lowering of ceilings, raising of



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floors or the installation of specialized wall or floor coverings or lights, then Tenant shall also be obligated to return such surfaces to their condition prior to the commencement of this Lease. Tenant shall also be required to close any staircases or other openings between floors, In the event possession of the Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Landlord may, (but shall not be obligated to), at Tenant's expense, remove any of such property and store, sell or otherwise deal with such property as provided in Section 11.02(b), including the waiver and indemnity obligations provided in that Section, and undertake, at Tenant's expense, such restoration work as Landlord deems necessary or advisable.

12.02 LANDLORD'S RIGHTS

All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided in Section 11.02(d). Tenant shall also reimburse Landlord for all costs and expenses incurred by Landlord in removing any of Tenant Alterations and in restoring the Premises to the condition required by this Lease at the Termination Date.

                                ARTICLE THIRTEEN
                                  HOLDING OVER

Tenant shall pay Landlord the greater of (i) one hundred fifty percent (150%) of the monthly Rent payable for the month immediately preceding the holding over (including increases for Rent Adjustments which Landlord may reasonably estimate) or, (ii) one hundred fifty percent (150%) of the fair market rental value of the Premises as reasonably determined by Landlord for each month or portion thereof that Tenant retains possession of the Premises, or any portion thereof, after the Termination Date (without reduction for any partial month that Tenant retains possession). Tenant shall also pay all damages sustained by Landlord by reason of such retention of possession. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord and Tenant's continued occupancy of the Premises shall be as a tenancy in sufferance.

                                ARTICLE FOURTEEN
                        DAMAGE BY FIRE OR OTHER CASUALTY

14.01 SUBSTANTIAL UNTENANTABILITY

         (a) If any fire or other casualty (whether insured or uninsured) renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness alter the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration and shall by notice advise Tenant of such estimate ("Landlord's Notice"). If Landlord estimates that the amount of time required to substantially complete such and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then Landlord, or Tenant if all or a substantial portion of the Premises is rendered untenantable, shall have the right to terminate this Lease as of the date of such damage upon giving written notice to the other at any time within twenty (20) days after delivery of Landlord's Notice,



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provided that if Landlord so chooses, Landlord's Notice may also constitute such notice of termination.

         (b) Unless this Lease is terminated as provided in the preceding subparagraph, Landlord shall proceed with reasonable promptness and diligence to repair and restore the Premises and the Building to its condition as existed prior to such casualty, subject to reasonable delays for insurance adjustments and Force Majeure delays, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration.

         (c) Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damages to the Premises, except for those proceeds of Tenant's insurance of its own personal property, equipment and improvements paid for by Tenant which would be removable by Tenant at the Termination Date. All such insurance proceeds shall be payable to Landlord whether or not the Premises are to be repaired and restored.

         (d) Notwithstanding anything to the contrary herein set forth: (i) Landlord shall have no duty pursuant to this Section to repair or restore any portion of any Tenant Alterations or to expend for any repair or restoration of the Premises or Building amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration; and (ii) Tenant shall not have the right to terminate this Lease pursuant to this Section if any damage or destruction was caused by the act or neglect of Tenant, its agent or employees.

         (e) Any repair or restoration of the Premises performed by Tenant shall be in accordance with the provisions of Article Nine hereof.

14.02 INSUBSTANTIAL UNTENANTABILITY

If the Premises or the Building is damaged by a casualty but neither is rendered substantially untenantable and Landlord estimates that the time to substantially complete the repair or restoration will not exceed one hundred eighty (180) days from the date such damage occurred, then Landlord shall proceed to repair and restore the Building or the Premises other than Tenant Alterations, with reasonable promptness and diligence, unless such damage is to the Premises and occurs during the last twelve (12) months of the Term, in which event either Tenant or Landlord shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to the other within twenty
(20) days after the date of such casualty. Notwithstanding the aforesaid, Landlord's obligation to repair and restore shall be limited in accordance with the provisions of Section 14.01 (d)(i) above.

14.03 RENT ABATEMENT

Except for the negligence or wilful act of Tenant or its agents, employees, contractors or invitees, if all or any part of the Premises are rendered untenantable by fire or other casualty and this Lease is


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not terminated, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the casualty until Landlord has substantially completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period. The rent abatement provided for in this paragraph shall be Tenant's sole remedy against Landlord for such untenantability.

                                 ARTICLE FIFTEEN
                                 EMINENT DOMAIN

15.01 TAKING OF WHOLE OR SUBSTANTIAL PART

In the event the whole or any substantial part of the Building or of the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation) and is thereby rendered untenantable, this Lease shall terminate as of the date title vests in such authority, and Monthly Base Rent and Rent Adjustments shall be apportioned as of the Termination Date. Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than the remaining term of the Lease), Landlord may elect either (i) to terminate this Lease or (ii) permit Tenant to receive the entire award with respect to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate.

15.02 TAKING OF PART

In the event a part of the Building or the Premises is taken or condemned by any competent authority (or a deed is delivered in lieu of condemnation) and this Lease is not terminated, the Lease shall be amended to reduce or increase, as the case may be, the Monthly Base Rent and Tenant's Proportionate Share to reflect the Rentable Area of the Premises or Building, as the case may be, remaining after any such taking or condemnation. Landlord, upon receipt and to the extent of the award in condemnation (or proceeds of sale) shall make necessary repairs and restorations to the Premises (exclusive of Tenant Alterations unless expressly included in the award) and to the Building to the extent necessary to constitute the portion of the Building not so taken or condemned as a complete architectural and economically efficient unit. Notwithstanding the foregoing, if as a result of any taking, or a governmental order that the grade of any street or alley adjacent to the Building is to be changed and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building or prevents the economical operation of the Building, Landlord shall have the right to terminate this Lease upon ninety (90) days prior written notice to Tenant.

15.03 COMPENSATION

Landlord shall be entitled to receive the entire award (or sale proceeds) from any such taking, condemnation or sale without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority a separate award in respect of the loss, if any, to Tenant Alterations paid for by Tenant without any credit or allowance from Landlord so long as there is no diminution of Landlord's award as a result.



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                                 ARTICLE SIXTEEN
                                    INSURANCE

16.01 TENANT'S INSURANCE

Tenant, at Tenant's expense, agrees to maintain in force, with a company or companies reasonably acceptable to Landlord, during the Term: (a) Commercial General Liability Insurance on a primary basis and without any right of contribution from any insurance carried by Landlord covering the Premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage, including contractual liability covering the indemnification provisions in this Lease, subject to terms and conditions of such insurance policy. Such insurance shall be for such limits that are reasonably required by Landlord from time to time but not less than a combined single limit of Five Million and No/100 Dollars ($5,000,000.00); (b) Statutory Workers' Compensation and Employers' Liability Insurance for an amount of not less than One Million and No/100 Dollars ($1,000,000.00), both in accordance with the laws of the State of Illinois; (c) "All Risks" property insurance in an amount adequate to cover the full replacement cost of all of Tenant's equipment, installations, fixtures and contents of the Premises in the event of loss and any such policy shall contain a provision requiring the insurance carriers to waive their rights of subrogation against Landlord; (d) In the event a motor vehicle is to be used by Tenant in connection with its business operation from the Premises, Business Automobile Liability Insurance coverage with limits of not less than Three Million and No/100 Dollars ($3,000,000.00) combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicles; and
(e) such other insurance or coverages as Landlord reasonably requires, it being understood and agreed that Tenant shall have the right to self-insure such additional requirements after Tenant's written request therefor to Landlord together with financial statements of Tenant reasonably satisfactory to Landlord. Tenant may satisfy the foregoing limits of liability required hereunder with a combination of primary and excess liability insurance.

16.02 FORM OF POLICIES

Each policy referred to in 16.01 shall satisfy the following requirements. Each policy shall (i) name Landlord and the Indemnitees as additional insureds with respect to liability arising from Tenant's operations for which Tenant has assumed responsibility herein (except Workers' Compensation and Employers' Liability Insurance and "all-risk" property insurance), (ii) be issued by one or more responsible insurance companies licensed to do business in the State of Illinois reasonably satisfactory to Landlord, (iii) where applicable, provide for deductible amounts reasonably satisfactory to Landlord and not permit co-insurance, (iv) shall provide that such insurance may not be canceled or amended without thirty (30) days' prior written notice to the Landlord, and (v) shall provide that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Tenant shall deliver to Landlord, certificates of insurance and at Landlord's request, copies of all policies and renewals thereof to be maintained by Tenant hereunder, not less than thirty (30) days prior to the Commencement Date and not less than ten (10) days prior to the expiration date of each policy. The certificate shall acknowledge that any insurance policy evidenced thereby shall not be canceled or amended without thirty (30) days prior written notice to Landlord.



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16.03 LANDLORD'S INSURANCE

Landlord agrees to purchase and keep in full force and effect during the Term hereof, including any extensions or renewals thereof, insurance under policies issued by insurers of recognized responsibility, qualified to do business in the State of Illinois on the Building in amounts not less than the greater of eighty (80%) percent of the then full replacement cost (without depreciation) of the Building (above foundations) or an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies, against fire and such other risks as may be included in standard forms of all risk coverage insurance reasonably available from time to time. Landlord agrees to maintain in force during the Term, Commercial General Liability Insurance covering the Building on an occurrence basis against all claims for personal injury, bodily injury, death and property damage. Such insurance shall be for a combined single limit of Five Million and No/100 Dollars ($5,000,000.00). Neither Landlord's obligation to carry such insurance nor the carrying of such insurance shall be deemed to be an indemnity by Landlord with respect to any claim, liability, loss, cost or expense due, in whole or in part, to Tenant's negligent acts or omissions or willful misconduct.

16.04 WAIVER OF SUBROGATION

         (a) Landlord agrees that, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of the Stare of Illinois, it will include in its "All Risks" property insurance policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies.

         (b) Tenant agrees to include, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of the State of Illinois, in its "All Risks" property insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant under the provisions of this Lease appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Building with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. If Tenant is unable to obtain in such policy or policies either of the clauses described in the preceding sentence, Tenant shall, if legally possible and without necessitating a change in insurance carriers, have Landlord named in such policy or policies as an additional insured. If Landlord shall be named as an additional insured in accordance with the foregoing, Landlord agrees to endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments.

         (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or


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damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees and against every other tenant in the Building who shall have executed a similar waiver as set forth in this Section 16.04(c) for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered or converable by Tenant's insurance required under this Lease, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

         (d) Landlord and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subparagraphs (a) and (b) above cannot be obtained on the terms hereinbefore provided and thereafter to furnish the other with a certificate of insurance or copy of such policies showing the naming of the other as an additional insured, as aforesaid. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. All such policies which name both Landlord and Tenant as additional insured shall, to the extent obtainable, contain agreements by the insurers to the effect that no act or omission of any additional insured will invalidate the policy as to the other additional insured.

16.05 NOTICE OF CASUALTY

Tenant shall give Landlord notice in case of a fire or accident in the Premises promptly after Tenant is aware of such event.

                                ARTICLE SEVENTEEN
                         WAIVER OF CLAIMS AND INDEMNITY

17.01 WAIVER OF CLAIMS

To the extent permitted by law, Tenant releases the Indemnitees from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Premises or the Property resulting directly or indirectly from any existing or future condition, defect, matter or thing in and about the Premises or the Property or any part of either or any equipment or appurtenance therein, or resulting from any accident in or about the Premises or the Property, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Property or of any other person; including Landlord's agents and servants, except to the extent caused by the negligent or willful and wrongful act of any of the Indemnitees. To the extent permitted by law, Tenant hereby waives any consequential damages, compensation or claims for inconvenience or loss of business, rents, or profits as a result of such injury or damage except to the extent caused by the negligent, willful or wrongful act of any of the Indemnitees. If any such damage, whether to the Premises or the Property or any part of either, or whether to Landlord or to other tenants in the Property, results from any act or neglect of Tenant, its employees, servants, agents, contractors, invitees or customers,


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Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, as payment of additional Rent hereunder, reimburse Landlord within ten (10) days of demand for the total cost of such repairs, in excess of amounts, if any, paid to Landlord under insurance covering such damages. Tenant shall not be liable for any such damage caused by its acts or neglect if Landlord or a tenant has recovered the full amount of the damage from proceeds of insurance policies and the insurance company has waived its right of subrogation against Tenant.

17.02 INDEMNITY BY TENANT

To the extent permitted by law, Tenant agrees to indemnify, protect, defend and hold the Indemnitees harmless against any and all actions, claims, demands, costs and expenses, including reasonable attorney's fees and expenses for the defense thereof, arising from Tenant's occupancy of the Premises, from the undertaking of any Tenant Alterations or repairs to the Premises, from the conduct of Tenant's business on the Premises, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any willful or negligent act of Tenant, its agents, contractors, servants, employees, customers or invitees, in or about the Premises, but only to the extent of Landlord's liability, if any, in excess of amounts, if any, paid to Landlord under insurance covering such claims or liabilities. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

Any indemnification, exculpation or waiver provision under this Article Seventeen shall not be deemed to exculpate or indemnify Landlord against its own negligence or that of its agents, or servants or employees.

                                ARTICLE EIGHTEEN
                              RULES AND REGULATIONS

18.01 RULES

Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the rules and regulations listed on Exhibit D attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time upon at least ten (10) days advance notice thereof to Tenant.

18.02 ENFORCEMENT

Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations as set forth on Exhibit D or as hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall use reasonable efforts to enforce the rules and regulations of the Building in a uniform and non-discriminatory manner. Tenant shall pay to Landlord all damages caused by Tenant's failure to comply with the provisions of this Article Eighteen and shall also pay


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to Landlord as additional Rent an amount equal to any increase in insurance premiums caused by such failure to comply.

                                ARTICLE NINETEEN
                           LANDLORD'S RESERVED RIGHTS

Landlord shall have the following rights exercisable without notice to Tenant and without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for offset or abatement of Rent: (1) to change the Building's name or street address upon thirty (30) days' prior written notice to Tenant; (2) to install, affix and maintain all signs on the exterior and/or interior of the Building in accordance with standards generally applicable to "Class A" buildings within the Building market area; (3) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (4) upon reasonable prior notification to Tenant (which may be by telephone), to display the Premises to prospective purchasers or mortgagees at reasonable hours at any time during the Term and to prospective tenants at reasonable hours during the last twelve (12) months of the Term or during any period of time when a Default has occurred and is continuing; (5) to grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purpose permitted hereunder, (6) to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, washrooms or public portions of the Building, and to close entrances, doors, corridors, elevators or other facilities, provided that such action shall not materially and adversely interfere with Tenant's access to the Premises or the Building; (7) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises as required by any applicable rules of the United States Post Office; and (8) to close the Building after Standard Operating Hours except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes.

                                 ARTICLE TWENTY
                              ESTOPPEL CERTIFICATE

20.01 IN GENERAL

Within fifteen (15) business days after request therefor by Landlord, Mortgagee or any prospective mortgagee or owner, Tenant agrees as directed in such request to execute an Estoppel Certificate in recordable form, binding upon Tenant, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in the possession of the Premises if that is the case; (iv) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); (vi) that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; (vii) that if an assignment of


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rents or leases has been served upon the Tenant by a Mortgagee, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof;
(viii) that Tenant will give to the Mortgagee copies of all notices required or permitted to be given by Tenant to Landlord, and (ix) to any other information reasonably requested.

20.02 ENFORCEMENT

In the event that Tenant fails to deliver an Estoppel Certificate as required herein, then in addition to any other remedy available to Landlord, Landlord may impose a penalty equal to $250.00 for each day that Tenant fails to deliver an Estoppel Certificate and Tenant shall be deemed to have irrevocably appointed Landlord as Tenant's attorney-in-fact to execute and deliver such Estoppel Certificate.

                               ARTICLE TWENTY-ONE
                              RELOCATION OF TENANT

At any time after the date of this Lease, Landlord may substitute for the Premises, other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided that (i) the New Premises shall be substantially similar to the Premises in area; (ii) if Tenant is then occupying the Premises, Landlord shall pay the actual and reasonable expenses of physically moving Tenant, its property and equipment to the New Premises; (iii) Landlord shall give Tenant not less than sixty (60) days' prior written notice of such substitution; (iv) Landlord, at its expense, shall improve the New Premises with improvements substantially similar to those in the Premises at the time of such substitution, if the Premises are then improved; and (v) Landlord shall be responsible for all reasonable costs and expenses directly related to the relocation of Tenant, provided that Tenant shall have given Landlord reasonable estimates of the itemized costs thereof prior to commencement of relocation.

                               ARTICLE TWENTY-TWO
                               REAL ESTATE BROKERS

Tenant represents that, except for Cushman and Wakefield of Illinois, Inc. and CB Richard Ellis, Inc., Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and the Indemnitees, harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to the broker, if any, specified in this Article.

                              ARTICLE TWENTY-THREE
                              MORTGAGEE PROTECTION

23.01 SUBORDINATION AND ATTORNMENT

This Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Real Property, now or hereafter existing, and all amendments, extensions,


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renewals and modifications to any such lease, and (ii) the lien of any mortgage or trust deed now or hereafter encumbering fee title to the Real Property and/or the leasehold estate under any such lease, and all amendments, extensions, renewals, replacements and modifications of such mortgage or trust deed and/or the obligation secured thereby, unless such ground lease or ground lessor, or mortgage, trust deed or Mortgagee, expressly provides or elects that the Lease shall be superior to such lease or mortgage or trust deed. If any such mortgage or trust deed is foreclosed (including any sale of the Real Property pursuant to a power of sale), or if any such lease is terminated, upon request of the Mortgagee or ground lessor, as the case may be, Tenant shall attorn to the purchaser at the foreclosure sale or to the ground lessor under such lease, as the case may be, provided, however, that such purchaser or ground lessor shall agree that Tenant's quiet and peaceful possession of the Premises under this Lease shall not be disturbed so long as Tenant pays all Rent and other charges required hereunder and is not in default of any other covenant or obligation of Tenant hereunder; provided, however, that such purchaser or ground lessor shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the Mortgagee or ground lessor; or (iv) liable for any security deposits not actually received in cash by such purchaser or ground lessor. This subordination shall be self-operative and no further certificate or instrument of subordination need be required by any such Mortgagee or ground lessor. In confirmation of such subordination, however, Tenant shall execute within ten
(10) business days any reasonable certificate or instrument that Landlord, Mortgagee or ground lessor may request. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein.

23.02 MORTGAGEE PROTECTION

Tenant agrees to give any Mortgagee or ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Mortgagee or ground lessor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or ground lessor shall have an additional thirty
(30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional notice time as may be necessary, if, within such thirty (30) days, any Mortgagee or ground lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings or other proceedings to acquire possession of the Real Property, if necessary to effect such cure). Such period of time shall be extended by any period within which such Mortgagee or ground lessor is prevented from commencing or pursuing such foreclosure proceedings or other proceedings to acquire possession of the Real Property by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for Mortgagee or ground lessor to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled


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or surrendered, without the prior written consent, in each instance, of the ground lessor or the Mortgagee.

                               ARTICLE TWENTY-FOUR
                                     NOTICES

         (a) All notices, demands or requests provided for or permitted to be given pursuant to this Lease must be in writing and shall be personally delivered, sent by Federal Express or other overnight courier service, or mailed by first class, registered or certified mail, return receipt requested, postage prepaid.

         (b) All notices, demands or requests to be sent pursuant to this Lease shall be deemed to have been properly given or served by delivering or sending the same in accordance with this Section, addressed to the parties hereto at their respective addresses listed below:

                            (1)    Notices to Landlord shall be addressed:

                                   ACG Management Company
                                   25 Northwest Point
                                   Elk Grove Village, IL 60007

                                   with a copy to the following:

                                   BB&K/Northwest Point, LLC
                                   c/o Arthur Capital Group, Inc.
                                   70 East Lake Street, Suite 600
                                   Chicago, IL 60601
                                   Attention: James J. Weber

                            (2)    Notices to Tenant shall be addressed:

                                   Concert USA
                                   11921 Freedom Drive
                                   Reston, VA 20190
                                   Attn: Law & Regulatory Affairs

                                   With a copy to the following:

                                   Concert USA
                                   2333 Ponce de Leon, Suite 1016-03
                                   Coral Gables, FL 33134
                                   Attn: Concert Global Real Estate

                                   And to:

                                   Concert USA


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               25 Northwest Point, Suite 700
               Elk Grove Village, IL 60007

         (c) If notices, demands or requests are sent by registered or certified mail, said notices, demands requests shall be effective upon being deposited in the United States mail. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of receipt on the return receipt of the notice, demand or request by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of notice, demand or request sent.

Notices may also be served by personal service upon any officer, director or partner of Landlord or Tenant or in the case of delivery by Federal Express or other overnight courier service, notices shall be effective upon acceptance of delivery by an employee, officer, director or partner of Landlord or Tenant.

         (d) By giving to the other party at least thirty (30) days written notice thereof, either party shall have the right from time to time during the term of this Lease to change their respective addresses for notices, statements, demands and requests, provided such new address shall be within the United States of America.

                               ARTICLE TWENTY-FIVE
                                  STORAGE SPACE

                              INTENTIONALLY OMITTED

                               ARTICLE TWENTY-SIX
                                  MISCELLANEOUS

26.01 LATE CHARGES

All payments required hereunder (other than the Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits, which shall be due as herein before provided) to Landlord shall be paid within thirty (30) days after Landlord's written demand therefor. Tenant shall pay to Landlord a late charge equal to five percent (5%) of any amount payable by Tenant under this Lease (including, without limitation Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits) remaining unpaid more than ten (10) days alter the payment due date. In addition, all amounts payable by Tenant under this Lease which are not paid within ten (10) days of the date due shall bear interest from the date due until the date paid at the Default Rate in effect on the date such payment was due.

26.02 WAIVER OF JURY TRIAL

As a material inducement to Landlord to enter into this Lease, Tenant hereby waives its right to a trial by jury of any issues relating to or arising out of its obligations under this Lease or its occupancy of the Premises. Tenant acknowledges that it has read and understood the foregoing provision.


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26.03 OPTION

This Lease shall not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant. The submission of the Lease to Tenant does not constitute a reservation of or option for the Premises, except that it shall constitute an irrevocable offer on the part of Tenant in effect for sixty
(60) days to lease the Premises on the terms and conditions herein contained.

26.04 AUTHORITY

Tenant and Landlord each represent and warrant to the other that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party.

26.05 ENTIRE AGREEMENT

This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written, and no other representations or statements, either oral or written, on which Tenant has relied. This Lease shall not be modified except by a writing executed by Landlord and Tenant.

26.06 MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE

If Mortgagee of Landlord requires a modification of this Lease which shall not result in any increased cost or expense to Tenant or in any other substantial and adverse change in the rights and obligations of Tenant hereunder, then Tenant agrees that the Lease may be so modified with Tenant's approval, which shall not be unreasonably withheld or delayed.

26.07 EXCULPATION

Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation under this Lease shall only be enforced against Landlord's equity interest in the Property up to a maximum of Five Million and No/100 Dollars ($5,000,000.00), and in no event against any other assets of the Landlord, or Landlord's officers or directors.

26.08 ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

26.09 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING


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In the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, provided that all of Landlord's obligations hereunder are specifically assumed by the buyer or transferee.

26.10 BINDING EFFECT

This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

26.11 CAPTIONS

The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

26.12 APPLICABLE LAW

This Lease shall be construed in accordance with the laws of the State of Illinois. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

26.13 ABANDONMENT

In the event Tenant vacates or abandons the Premises but is otherwise in compliance with all the terms, covenants and conditions of this Lease, Landlord shall (i) have the right to enter into the Premises in order to show the space to prospective tenants, (ii) have the right to reduce the services provided to Tenant pursuant to the terms of this Lease to such levels as Landlord reasonably determines to be adequate services for an unoccupied premises and (iii) during the last six (6) months of the Term, have the right to prepare the Premises for occupancy by another tenant upon the end of the Term. Tenant expressly acknowledges that in the absence of written notice pursuant to Section 11.02(a), hereof, none of the foregoing acts of Landlord or any other act of Landlord shall constitute a termination of Tenant's right to possession or an acceptance of Tenant's surrender of the Premises, and the Lease shall continue in effect.

26.14 LANDLORD'S RIGHT TO PERFORM TENANTS DUTIES

If Tenant fails timely to perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Tenant without prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.


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IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in
Section 1.01(4) hereof.

LANDLORD:                                    TENANT:

BB&K/NORTHWEST POINT, LLC                    CONCERT USA, a Delaware general
a Delaware limited liability company         partnership

By:   /s/ MARK B. GREEN                      By: /s/ ELAINE R. MCHALE
   -------------------------------              --------------------------------
Its:  Vice President                         Its:  Vice President
    ------------------------------               -------------------------------
                                                 Its authorized representative


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